Exhibit 10.3

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN. THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

XENETIC BIOSCIENCES, INC.

FORM OF SUBSCRIPTION AGREEMENT

APRIL 26, 2022

This Subscription Agreement (this “Agreement”), made this 26th day of April, 2022 (the “Effective Date”), is by and between Xenetic Biosciences, Inc., a Nevada corporation, with offices located at 40 Speen St., Suite 102, Framingham, MA 01701 (the “Company”), and CLS Therapeutics LTD, a company organized under the laws of Guernsey with principal offices located at of PO Box 175, Frances House, Sir William Place, St Peter Port, Guernsey, GY1 4HQ, UK (“CLS”). Each of the Company and CLS are sometimes referred to herein as a “Party” and collectively as the “Parties.” When used in this Agreement, the terms “we,” “our,” “ours” and “us” refer to the Company.

WHEREAS, CLS owns or controls certain patent rights and know-how related to the use of Deoxyribonuclease enzyme for treatment of cancer;

WHEREAS, the Parties are entering into that certain Exclusive [License/Sublicense] Agreement, dated on or about the Effective Date (the “License Agreement”), pursuant to which CLS shall grant to the Company, and the Company shall obtain from CLS, an exclusive [license/sublicense] under such patent rights and to such know-how to develop and commercialize pharmaceutical products and methods incorporating Deoxyribonuclease enzyme (the “[License/Sublicense]”); and

WHEREAS, pursuant to the License Agreement, as partial consideration for the [License/Sublicense], the Company wishes to grant to CLS, and CLS wishes to receive, shares of common stock of the Company on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises, mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto hereby agree as follows:

1.             Issuance of Shares of Common Stock.

1.1           Common Stock Issuance. Subject to the terms and conditions contained in this Agreement, effective as of the Effective Date, the Company agrees to issue and deliver to CLS, and CLS agrees to accept, [           ] shares of the Company’s common stock (the “Shares”) as partial consideration for the [License/Sublicense] as set forth in the License Agreement.

1.2           Closing. The Company shall issue the Shares to CLS on the Effective Date. CLS acknowledges that the Shares will be subject to restrictions on transfer as set forth in this Agreement.

2.             Representations and Warranties of CLS.

2.1           Investment Representations. The offering and sale of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder. In furtherance thereof, CLS represents and warrants to the Company as follows:

(a)             All assumptions and projections set forth in any material provided to CLS have been included therein for purposes of illustration only, and no assurance is given that actual results will correspond with the results contemplated by the various assumptions set forth therein;

(b)             The statements and information set forth in the Investor Questionnaire attached hereto as Exhibit A are true, accurate and complete. All information which CLS has provided to the Company concerning CLS and its financial position is correct and complete as of the date set forth below, and if there should be any change in such information prior to its acceptance as a security holder of the Company, CLS will immediately provide such information to the Company and will promptly send confirmation of such information to the Company;

(c)             CLS has been duly authorized and is duly qualified to (i) execute and deliver this Agreement and all other instruments executed and delivered on behalf of such corporation in connection herewith and (ii) receive and hold the Shares. The signature of CLS is binding upon the corporation and CLS has not been formed for the specific purpose of acquiring shares of the Company’s common stock;

(d)             CLS recognizes that an investment in the Company involves substantial risks and represents that it has taken full cognizance of and understands all of the risks related to the Shares, as set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K and in its other filings with the Securities and Exchange Commission from time to time, all of which are publicly available and CLS has reviewed, or has been given the opportunity to review all such risks;

(e)             CLS and its representatives have undertaken such investigation and have been provided with and have evaluated such documents and information as they deem necessary to enable them to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement and the transactions contemplated hereby. CLS and its representatives have received all materials relating to the business of the Company that they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any such information or of any representation or warranty made by the Company hereunder or to otherwise evaluate the merits of the transactions contemplated hereby. CLS acknowledges that the Company has given CLS (i) open access to the key employees, and (ii) the opportunity to ask questions concerning the business of the Company or otherwise relating to the transactions contemplated hereby, which questions have been answered to the CLS’s satisfaction. Without limiting the generality of the foregoing, CLS acknowledges that (a) the Company does not make any representation or warranty with respect to (i) any projections, estimates or budgets delivered to or made available to CLS of future revenue, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of the Company or the future business and operations of the Company or (ii) any other information or documents made available to CLS or its counsel, accountants, advisors or other representatives with respect to the Company or its businesses, assets, liabilities or operations, except as expressly set forth in this Agreement, and (b) CLS has not relied and will not rely upon any of the information described in subclauses (i) and (ii) of clause (a) above in executing, delivering and performing this Agreement and the transactions contemplated hereby, provided, however, that nothing in the Agreement or the certificate shall impair any claim based on fraud; and

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(f)              CLS understands and agrees that, (i) in accordance with the Securities Act and the rules and regulations promulgates thereunder, including Rule 144 under the Securities Act (“Rule 144”), the Shares have not been and are not being registered under the Securities Act or any state securities laws, and shall bear the restrictive legend set forth below, and shall be issued to CLS in reliance on the applicable exemption from registration under the Securities Act, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) an exemption exists permitting such Shares to be sold, assigned or transferred without such registration; (ii) any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 (including the requisite holding period prescribed by Rule 144) and further, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

3.             Representations and Warranties of the Company.

3.1           SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

3.2           Listing. As of the date hereof, the Company’s common stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Company’s common stock under the Exchange Act nor has the Company received any notification that the Securities and Exchange Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from the Nasdaq Stock Market to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. As of the date hereof, the Company is in compliance with all such listing and maintenance requirements. As of the date hereof, the Company’s common stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

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4.             Representations and Warranties of the Parties.

4.1           Anti-Money Laundering and Office of Foreign Assets Control Sanctions and Representations. The Parties should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations:

(a)             Each Party represents and warrants that none of: (a) the Party; (b) any person or entity controlling or controlled by the Party; (c) any person or entity having a beneficial interest in the Party; or (d) any person or entity for whom or which the Party is acting as agent or nominee in connection with this investment, is a country, territory, entity, or person named on the OFAC List of Specially Designated Nationals and Blocked Persons, OFAC’s Sectoral Sanctions Identification List, or any other restricted party list maintained by OFAC, nor a Sanctioned Country or a person or entity acting for or on behalf of any sanctioned countries and territories, including individuals and entities in those countries. Each Party agrees to promptly notify the other should such Party become aware of any change in the information set forth in any of the Party’s representations in this Agreement or any documentation to be executed by the Party in connection with this Agreement.

(b)             Each Party represents and warrants that none of: (a) the Party; (b) any person or entity controlling or controlled by the Party; (c) any person or entity having a beneficial interest in the Party; or (d) any person or entity for whom the Party is acting as an agent or nominee in connection with this investment is a senior foreign political figure,[1] or any immediate family member[2] or close associate[3] of a senior foreign political figure, as such terms are defined in the footnotes below; and

(c)             If any Party is affiliated with a non-U.S. banking institution (a “Foreign Bank”) or if such Party receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, each such Party represents and warrants to the other that: (a) the Foreign Bank has a fixed address, and not solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (b) the Foreign Bank maintains operating records related to its banking activities; (c) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct its banking activities; and (d) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

4.2           Authorization; Enforcement. Each Party represents and warrants on behalf of itself that: (i) such Party has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other documents contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder, (ii) the execution and delivery of this Agreement by such Party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of such Party and no further action is required by such Party, its board of directors or its stockholders in connection herewith or therewith, and (iii) this Agreement has been (or upon delivery will have been) duly executed by such Party and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

__________________________

[1] A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military, or judicial branch of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business, or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[2] “Immediate family” of a senior foreign political figure typically includes such figure’s parents, siblings, spouse, children, and in-laws.

[3] A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with such senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of such senior foreign political figure.

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Each Party is entitled to rely upon the accuracy of the other Party’s representations in this Agreement and all other representations made or to be made by such Party in any other documents executed by the Party in connection with this Agreement.

5.             Survival of Representations and Warranties. The representations and warranties of each of the Parties set forth in this Agreement are true and accurate as of the date hereof and shall survive the Effective Date.

6.             Indemnification. Each Party shall indemnify and hold harmless the other Party and its respective officers, employees, registered representatives, directors or control persons who was or is a party to, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of, or arising from any breach of the such Party’s representations herein, against any losses, liabilities and expenses actually and reasonably incurred by the other Party or any of its respective officers, employees, registered representatives, directors or control persons (including reasonable attorneys’ fees, judgments, fines and amounts paid in settlement) in connection with such action, suit or proceeding.

7.             Legend Removal. Upon the request of CLS, the Company shall promptly remove the legend described in Section 2.1(f) (or instruct its transfer agent to so remove such legend) from the certificates or book-entry accounts evidencing the Shares issued and sold to CLS pursuant to this Agreement if (a) such Shares are sold or transferred pursuant to Rule 144, or (b) such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) as to such securities and without volume or manner of sale restrictions.

8.             Miscellaneous.

8.1           This Agreement, including any exhibits hereto, and the License Agreement constitute the entire agreement among the Parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all Parties hereto. This Agreement shall be binding upon each of the Parties, its heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of each such Party and its successors and assigns. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural as the identity of the person or persons may require. The failure of any Party to exercise any right or remedy under this Agreement, or any other agreement between the Parties, or otherwise, or delay in exercising such right or remedy, will not operate as a waiver thereof. No waiver by any Party will be effective unless and until it is in writing and signed by such Party.

8.2           Sections 10.3, 10.4, 10.5, 11.1, 11.3, 11.4, 11.5 and 11.9 of the License Agreement shall apply to this Agreement, mutatis mutandis, as if it had been fully set forth herein.

[Signature Page Follows]

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SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

The undersigned represents to Xenetic Biosciences, Inc., a company incorporated under the laws of the State of Nevada (the “Company”), that: (i) the information contained herein is complete and accurate on the date hereof and may be relied upon by the Company; (ii) the undersigned will notify the Company immediately of any change in any of such information occurring prior to the acceptance of the subscription and will promptly send to the Company written confirmation of such changes; and (iii) the undersigned has read and understands this Subscription Agreement.

NOW THEREFORE, the undersigned have executed this Subscription Agreement as of April 26, 2022, which may be executed in any number of counterparts (whether by original signature, facsimile or other electronic means, including .PDF), each of which shall be deemed an original, but such counterparts together shall constitute one and the same instrument.

CLS Therapeutics LTD

By:
Name:
Title:

Xenetic Biosciences, Inc.
By:

Name:	Jeffrey Eisenberg

Title:	Chief Executive Officer

EXHIBIT A

Investor Questionnaire

(See attached)

INVESTOR QUESTIONNAIRE

Xenetic Biosciences, Inc.

a Nevada corporation (the “Company”)

Please Print or Type and Complete Fully

NOTE: If the investor is an individual, please complete this Investor Questionnaire from the perspective of the subscribing individual. If the investor is an entity, such as a corporation, please complete this Investor Questionnaire from the perspective of the subscribing entity, not the individual completing the questionnaire.

PART I GENERAL INFORMATION

1.	Name of individual subscriber or subscribing entity:

2.	Social Security No. or Taxpayer Identification No.

3.	Type of Ownership (check appropriate box)

	☐ Individual	☐ Trust
	☐ Corporation	☐ Joint Tenants w/ Right of Survivorship
	☐ Partnership	☐ Tenants in Common Other
	☐ LLC	☐ Other

Note: Each joint tenant and tenant in common must sign and complete an entire Investor Questionnaire. Every other document must also be signed by each of them.

4.	Marital Status:

5.	Date of Birth or Formation of Entity:

6.	Address (The address given must be the physical address. POST OFFICE BOXES AND OTHER ADDRESSES WILL NOT BE ACCEPTED.)

Street Address:

City, State & Zip Code:

7.	Telephone Number: ( )

Fax Number: ( )

8.	Employment Information (if Individual):

(a) Employer Name:

(b) Business Street Address:

Business City, State & Zip Code:

Telephone Number: ( )

(c) Nature of Employer’s Business:

(d) Title:

(e) Length of Employment:

9.	State of Principal Residence (if Individual) or Place of Business (if Entity):

(a) Indicate your state of principal residence or place of business for the last two years:

(b) Indicate your state of incorporation (if Entity):

(c)	Do you have any intention of changing your present state of residence or place of business in the near future?

Yes ☐ No ☐

(d)	If “Yes” please explain:

10.	Are you an employee benefit plan within the meaning of ERISA?

Yes ☐ No ☐

11.	I would prefer to be contacted at my: ☐ Home ☐ Business

12.	I would prefer to have correspondence sent to my: ☐ Home ☐ Business

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PART II INVESTOR KNOWLEDGE AND EXPERIENCE

1.	Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

Yes ☐ No ☐

2.	Do you understand the nature of an investment in the Company and the risks associated with such an investment?

Yes ☐ No ☐

3.	Do you understand that there is no guarantee of any financial return on this investment and that you run the risk of losing your entire investment?

Yes ☐ No ☐

4.	Are you purchasing these securities for investment and not with the intent to resell them?

Yes ☐ No ☐

5.	You have the right, will be afforded an opportunity, and are encouraged to investigate the Company and review relevant records and documents pertaining to the Company and its business and to ask questions, and receive answers, of a qualified representative of the Company regarding this investment and the operations and method of doing business of the Company.

Have you conducted any such investigation, sought such documents or asked questions of a qualified representative of the Company regarding this investment and the operations and methods of doing business of the Company?

Yes ☐ No ☐

PART III ACCREDITED INVESTOR STATUS

I HEREBY ACKNOWLEDGE that the representations contained in this Part III are made for the purpose of qualifying me/the entity as an “Accredited Investor” as that term is defined in Regulation D under the Securities Act of 1933, as amended. I hereby represent that the statement or statements initialed or checked below are true and correct in all respects. I understand that a false representation may constitute a violation of law and that any person, including the Company or its directors or officers, who suffers damages as a result of a false representation may have a claim against me for damages.

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For INDIVIDUAL Investors

Note: Please complete Question 1 below if the investor is an individual.

1.	The undersigned individual represents and warrants that he/she is an Accredited Investor because (check each that applies):

☐	(a) I have an individual net worth, or joint net worth with my spouse, which exceeds $1,000,000. For purposes of this Part III of the Investor Questionnaire, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a natural person’s primary residence) over total liabilities. Total liabilities excludes any mortgage on the primary residence in an amount of up to the residence’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the residence’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities.

☐	(b) I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have individual income in excess of $200,000 in the current calendar year. For purposes of this Part III of the Investor Questionnaire, “individual income” means adjusted gross income, as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse.

☐	(c) My spouse and I had joint income of more than $300,000 in each of the two most recent calendar years, and we reasonably expect to have joint income in excess of $300,000 in the current calendar year.

☐	(d) I am a director or executive officer of the Company. For purposes of this Item III of the Investor Questionnaire, “executive officer” means the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other person who performs a policymaking function, or person who performs similar policymaking functions for the Company.

For ENTITY Investors

Note: Please complete Questions 2-3 below if the investor is an entity.

2.	The undersigned entity represents and warrants that it is an Accredited Investor because it is (check each that applies):

☐	(a) A bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”).

☐	(b) A savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the 1933 Act.

☐	(c) A broker or dealer registered under the Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

☐	(d) An insurance company, as defined in Section 2(a)(13) of the 1933 Act.

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☐	(e) An investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a business development company as defined in Section 2(a)(48) of the 1940 Act.

☐	(f) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	(g) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, that has total assets in excess of $5,000,000.

☐	(h) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), and either (i) investment decisions are made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, insurance company, or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, investment decisions are made solely by persons that qualify as accredited investors either under this paragraph 2 or paragraph 1.

☐	(i) A private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	(j) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

☐	(k) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of purchasing the shares.

☐	(l) An entity in which all of the equity owners individually qualify as Accredited Investors. NOTE: If this box is checked each equity owner must complete a separate Investor Questionnaire as an individual.

3.	Please mark either (a) or (b) with an “X.”

_____	(a) The undersigned was not organized or reorganized for the purpose of acquiring the securities offered and has total assets in excess of $5,000,000; or

_____	(b) If the undersigned was organized or reorganized for the purpose of acquiring the securities offered, or the entity does not have total assets in excess of $5,000,000, the number of stockholders, partners, members or other owners, direct or indirect, of the undersigned is and all such stockholders, members, partners or other equity owners qualify as Accredited Investors, either under Part III(1) or III(2). If the undersigned has marked this paragraph, please fill in the blank.

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PART IV NON-FOREIGN STATUS

(a)	The undersigned is a United States citizen and is not a nonresident alien for purposes of income taxation (as such term is defined in the Internal Revenue Code of 1986, as amended).

_____ True _____ False

(b)	The undersigned is not a foreign corporation, foreign company, foreign trust or foreign estate (as such term is defined in the Internal Revenue Code of 1986, as amended).

_____ True _____ False

Note: If at any time any statement in this Part IV shall no longer be true, the undersigned shall promptly notify the Company. The undersigned understands that the information contained in this Part IV may be disclosed to the Internal Revenue Service by the Company and that any false statement contained in this Part IV could be punished by fine, imprisonment or both.

PART V FOR NON-U.S. PERSONS

Note: Please indicate with an “X” each of the following statements, to the extent that they are correct, in order to permit the Company to determine if the investor qualifies as a non-U.S. Person as that term is defined in Appendix A attached hereto and in Rule 902 of Regulation S promulgated under the Securities Act of 1933, as amended.

(a)	The undersigned is a non-U.S. Person (as that term is defined in Appendix A attached hereto).

_____ True _____ False

i.                  Country of Residence or Organization/Incorporation _____________________

(b)	The undersigned is not purchasing securities of the Company for the account or benefit of any U.S. person as that term is defined in Appendix A attached hereto and in Rule 902 of Regulation S promulgated under the Securities Act of 1933, as amended.

_____ True _____ False

(c)	The undersigned agrees to resell any of the Company’s securities in accordance with Regulation S, pursuant to a registration statement or other exemption under the Securities Act.

_____ True _____ False

(d)	The undersigned agrees to not conduct a hedging transaction involving any of the Company’s securities, unless in compliance with the securities laws.

_____ True _____ False

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PART VI MISCELLANEOUS MATTERS

No part of the funds used by the undersigned to satisfy his, her or its investment constitutes or will constitute assets of any “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or other “benefit plan investor” (as defined in U.S. Department of Labor Reg. Section 2510.3-101 et seq, as amended) or assets allocated to any insurance company separate account or general account in which any such employee benefit plan or benefit plan investor (or related trust) has any interest.

_____ True _____ False

[Remainder of page intentionally left blank]

[Signatures on following page]

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SIGNATURE PAGE

The undersigned hereby certifies, represents and warrants that all of the answers, statements and information set forth in this Investor Questionnaire are true and correct on the date hereof and will be true and correct as of the date, if any, the Subscription Agreement with which this Investor Questionnaire is associated is accepted by the Company. The undersigned hereby agrees to provide such additional information as requested by the Company.

Dated: April 26, 2022

CLS Therapeutics Ltd

Signature:
Name:
Title:

Appendix A

U.S. person.

1.	“U.S. person” means:

a.	Any natural person resident in the United States;

b.	Any partnership or corporation organized or incorporated under the laws of the United States;

c.	Any estate of which any executor or administrator is a U.S. person;

d.	Any trust of which any trustee is a U.S. person;

e.	Any agency or branch of a foreign entity located in the United States;

f.	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

g.	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

h.	Any partnership or corporation if:

1.	Organized or incorporated under the laws of any foreign jurisdiction; and

2.	Formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2.	The following are not “U.S. persons”:

a.	Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

b.	Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

1.	An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

2.	The estate is governed by foreign law;

c.	Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

d.	An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

e.	Any agency or branch of a U.S. person located outside the United States if:

1.	The agency or branch operates for valid business reasons; and

2.	The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

f.	The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.